                                                                       EX-99.(N)

                             WELLS FARGO FUNDS TRUST
                           RULE 18F-3 MULTI-CLASS PLAN

I.   INTRODUCTION.

     Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the "Funds") of Wells Fargo Funds Trust (the "Trust"). In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges ("CDSCs"), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

     The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan. Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund. Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a "Multi-Class Fund" hereunder.

II.  ALLOCATION OF EXPENSES.

     A. MANDATORY CLASS EXPENSES. Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund: (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1; and
(ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

     B. BOARD-APPROVED CLASS EXPENSES. The Trust's Board of Trustees has approved the allocation of class-level administration fees incurred by a particular class of shares for administration services provided by the Multi-Class Funds' administrator at the class level. Appendix B, as it may be amended from time to time, lists the class-level administration fees payable by each class of the Multi-Class Funds.

     C. DISCRETIONARY CLASS EXPENSES. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

     (i)  transfer agent fees that are attributable to such class of shares;

     (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;

     (iii) blue sky notification or other filing fees incurred with respect to such class of shares;

     (iv) Securities and Exchange Commission registration fees incurred with respect to such class of shares;

     (v) the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

     (vi) litigation or other legal expenses incurred with respect to such class of shares;

     (vii) fees of the Trust's Trustees incurred with respect to matters affecting such class of shares;

     (viii) independent accountants' fees incurred with respect to such class of shares; and

     (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, incurred with respect to such class of shares.

     For all purposes under this Plan, fees and expenses incurred "with respect to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. Any decision to treat expenses referenced in this Subsection C as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

     C. RELATIVE NET ASSET VALUE ALLOCATION. Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund. In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes.

III. CLASS ARRANGEMENTS.

     The following summarizes the maximum initial sales charges, CDSCs, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds. Appendix A sets forth the actual sales charges, Rule 12b-1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund. Additional details and restrictions regarding such fees and services are set forth in the relevant Fund's current Prospectus and Statement of Additional Information.

     A.   CLASS A SHARES -- MULTI-CLASS FUNDS.

          1. Maximum Initial Sales Charge: Not to exceed 5.75% of the net asset value ("NAV") at the time of purchase, as further specified in Appendix A.

          2. Contingent Deferred Sales Charge: Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. The CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.

          3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     B.   CLASS B SHARES -- MULTI-CLASS FUNDS.

          1.   Maximum Initial Sales Charge: None

          2. Contingent Deferred Sales Charge: Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the percentage indicated below of the dollar amount of the applicable NAV. For Class B shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption. For Class B shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class B shares being redeemed. No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor's holdings through the systematic withdrawal program.

Redemption Within:   1 Year   2 Years   3 Years   4 Years   5 Years   6 Years   7 Years
-----------------    ------   -------   -------   -------   -------   -------   -------
CDSC:                 5.0%      4.0%      3.0%      3.0%      2.0%     1.0%     0.0%

          3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

          5. Conversion Features: Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund. Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     C.   CLASS C SHARES-- MULTI-CLASS FUNDS.

          1.   Maximum Initial Sales Charge: None

          2. Contingent Deferred Sales Charge: Class C shares that are redeemed within one year of a receipt of a purchase order affecting such shares are subject to a CDSC of 1.00%. For Class C shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption. For Class C shares purchased on or after

               June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class C shares being redeemed. No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor's holdings through the systematic withdrawal program.

          3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     D.   CLASS R SHARES - MULTI-CLASS FUNDS.

          1.   Maximum Initial Sales Charge: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class R shares, as further specified in Appendix A.

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Class R shares, as further specified in Appendix A.

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     E.   ADMINISTRATOR CLASS SHARES -- MULTI-CLASS NON-MONEY MARKET FUNDS.

          1    Maximum Initial Sales Charge: None

          2    Contingent Deferred Sales Charge: None

          3    Maximum Annual Rule 12b-1 Distribution Fee: None

          4 Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Administrator Class shares, as further specified in Appendix A. -

          5    Conversion Features: None

          6 Exchange Privileges: As described in the current prospectus for each Fund.

     F.   ADMINISTRATOR CLASS - MULTI-CLASS MONEY MARKET FUNDS.

          1.   Maximum Initial Sales Charge: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Annual Rule 12b-1 Distribution Fee: None

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.10% of the average daily net assets attributable to Administrator Class shares, as further specified in Appendix A.

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     G.   SERVICE CLASS SHARES -- MULTI-CLASS FUNDS.

          1    Maximum Initial Sales Charge: None

          2    Contingent Deferred Sales Charge: None

          3    Maximum Annual Rule 12b-1 Distribution Fee: None

          4 Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.

          5    Conversion Features: None

          6 Exchange Privileges: As described in the current prospectus for each Fund.

     H.   INSTITUTIONAL CLASS SHARES -- MULTI-CLASS FUNDS.

          1.   Maximum Initial Sales Charge: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Annual Rule 12b-1 Distribution Fee: None

          4.   Maximum Annual Shareholder Servicing Fee: None

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for the Fund.

     I.   INVESTOR CLASS SHARES - MULTI-CLASS FUNDS.

          1.   Maximum Initial Sales Charge: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Annual Rule 12b-1 Distribution Fee: None

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Investor Class shares, as further specified in Appendix A.

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     J.   SELECT CLASS SHARES - MULTI-CLASS FUNDS.

          1.   Maximum Initial Sales Charge: None

          2.   Contingent Deferred Sales Charge: None

          3.   Maximum Annual Rule 12b-1 Distribution Fee: None

          4.   Maximum Annual Shareholder Servicing Fee: None

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     K.   SWEEP CLASS SHARES - MULTI-CLASS MONEY MARKET FUNDS.

          1.   Maximum Initial Sales Charge: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.35% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Sweep Class shares, as further specified in Appendix A.

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

     L.   DAILY CLASS SHARES - MULTI-CLASS MONEY MARKET FUNDS.

          1.   Maximum Initial Sales Charge: None

          2.   Contingent Deferred Sales Charge: None

          3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of the average daily net assets attributable to Daily Class shares, as further specified in Appendix A.

          4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Daily Class shares, as further specified in Appendix A.

          5.   Conversion Features: None

          6. Exchange Privileges: As described in the current prospectus for each Fund.

IV.  BOARD REVIEW.

     The Board of Trustees of the Trust shall review the Plan as it deems necessary. Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund's shares, the Trust's Board of

Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted: March 26, 1999
Most recently amended: May 26, 2010

                                   APPENDIX A

                           RULE 18F-3 MULTI-CLASS PLAN
                             WELLS FARGO FUNDS TRUST

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
ADJUSTABLE RATE GOVERNMENT FUND*

     Class A                                        5.75         1.00        None           0.25
     Class B                                        None         5.00        0.75           0.25
     Class C                                        None         1.00        0.75           0.25
     Administrator Class/1/                         None         None        None           0.25
     Institutional Class                            None         None        None           None

AGGRESSIVE ALLOCATION FUND/2/

     Administrator Class                            None         None        None           0.25

ASIA PACIFIC FUND/3/

     Class A                                        5.75         1.00        None           0.25
     Class C                                        None         1.00        0.75           0.25
     Administrator Class                            None         None        None           0.25
     Institutional Class                            None         None        None           None
     Investor Class                                 None         None        None           0.25

ASSET ALLOCATION FUND*

     Class A                                        5.75         1.00        None           0.25
     Class B                                        None         5.00        0.75           0.25
     Class C                                        None         1.00        0.75           0.25
     Class R                                        None         None        0.25           0.25
     Administrator Class                            None         None        None           0.25

C&B LARGE CAP VALUE FUND

     Class A                                        5.75         1.00        None           0.25
     Class B                                        None         5.00        0.75           0.25
     Class C                                        None         1.00        0.75           0.25
     Administrator Class                            None         None        None           0.25
     Institutional Class                            None         None        None           None
     Investor Class                                 None         None        None           0.25

C&B MID CAP VALUE FUND

     Class A                                        5.75         1.00        None           0.25
     Class B                                        None         5.00        0.75           0.25
     Class C                                        None         1.00        0.75           0.25
     Administrator Class                            None         None        None           0.25
     Institutional Class                            None         None        None           None
     Investor Class                                 None         None        None           0.25

----------
* In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).
/1/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Adjustable Rate Government Fund, effective on or about July 30, 2010.
/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/3/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Asia Pacific Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND

     Class A                                        3.00         0.50       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

CALIFORNIA MUNICIPAL MONEY MARKET FUND

     Class A                                        None         None       None            0.25
     Administrator Class/4/                         None         None       None            0.10
     Institutional Class                            None         None       None            0.25
     Service Class                                  None         None       None            0.25
     Sweep Class/5/                                 None         None       0.35            0.25

CALIFORNIA TAX-FREE FUND

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

CAPITAL GROWTH FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

CASH INVESTMENT MONEY MARKET FUND

     Administrator Class                            None         None       None            0.10
     Institutional Class                            None         None       None            None
     Select Class                                   None         None       None            None
     Service Class                                  None         None       None            0.25

CLASSIC VALUE FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Class R                                        None         None       0.25            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/6/                         None         None       None            None

COLORADO TAX-FREE FUND

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

COMMON STOCK FUND/7/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

----------
/4/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the California Municipal Money Market Fund, effective on or about July 1, 2010.
/5/ On December 18, 2009, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the California Municipal Money Market Fund, effective July 1, 2010.
/6/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Classic Value Fund, effective on or about July 30, 2010.
/7/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Common Stock Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
CORE EQUITY FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/8/                         None         None       None            None

DISCIPLINED GLOBAL EQUITY FUND*

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/9/                         None         None       None            None

DISCIPLINED U.S. CORE FUND*
     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/10/                        None         None       None            None

DISCIPLINED VALUE FUND*

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/11/                        None         None       None            None
     Investor Class                                 None         None       None            0.25

DISCOVERY FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

DIVERSIFIED BOND FUND/12/

     Administrator Class                            None         None       None            0.25

DIVERSIFIED CAPITAL BUILDER FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/13/                        None         None       None            0.25
     Institutional Class                            None         None       None            None

----------
/8/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Core Equity Fund, effective on or about July 30, 2010.
/9/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Global Equity Fund, effective on or about July 30, 2010.
/10/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined U.S. Core Fund, effective on or about July 30, 2010.
/11/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Value Fund, effective on or about July 30, 2010.
/12/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/13/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Capital Builder Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
DIVERSIFIED EQUITY FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

DIVERSIFIED INCOME BUILDER FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/14/                        None         None       None            0.25
     Institutional Class                            None         None       None            None

DIVERSIFIED INTERNATIONAL FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

EMERGING GROWTH FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       one             None
     Investor Class                                 None         None       one             0.25

EMERGING MARKETS EQUITY FUND/15/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

EMERGING MARKETS EQUITY FUND II/16/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/17/                        None         None       None            None

ENDEAVOR SELECT FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

----------
/14/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Income Builder Fund, effective on or about July 30, 2010.
/15/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/16/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.
/17/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Emerging Markets Equity Fund II, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
ENTERPRISE FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

EQUITY INCOME FUND/18/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

EQUITY VALUE FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

GLOBAL OPPORTUNITIES FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/19/                        None         None       None            None

GOVERNMENT MONEY MARKET FUND

     Class A                                        None         None       None            0.25
     Administrator Class                            None         None       None            0.10
     Institutional Class                            None         None       None            None
     Service Class                                  None         None       None            0.25
     Sweep Class/20/                                None         None       0.35            0.25

GOVERNMENT SECURITIES FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

GROWTH FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

----------
/18/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/19/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Global Opportunities Fund, effective on or about July 30, 2010.
/20/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Government Money Market Fund effective July 1, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
GROWTH BALANCED FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

GROWTH EQUITY FUND/21/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

GROWTH OPPORTUNITIES FUND*/22/

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

HEALTH CARE FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

HERITAGE MONEY MARKET FUND

     Administrator Class                            None         None       None            0.10
     Institutional Class                            None         None       None            None
     Select Class                                   None         None       None            None
     Service Class/23/                              None         None       None            0.25

HIGH INCOME FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/24/                        None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

HIGH YIELD BOND FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

----------
/21/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010 and the Institutional Class shares will merge into the Administrator Class.
/22/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Growth Opportunities Fund, effective on or about July 30, 2010.
/23/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Service Class shares to the Heritage Money Market Fund effective July 1, 2010.
/24/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the High Income Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
INCOME PLUS FUND

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/25/                        None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

INDEX ASSET ALLOCATION FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

INDEX FUND/26/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.10
     Investor Class                                 None         None       None            0.25

INFLATION-PROTECTED BOND FUND

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

INTERMEDIATE TAX/AMT-FREE FUND

     Class A                                        3.00         0.50       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

INTERNATIONAL BOND FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/27/                        None         None       None            0.25
     Institutional Class                            None         None       None            None

INTERNATIONAL CORE FUND/28/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Class R                                        None         None       0.25            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

----------
/25/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Income Plus Fund, effective on or about July 30, 2010.
/26/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Index Fund effective July 16, 2010.
/27/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the International Bond Fund, effective on or about July 30, 2010.
/28/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund and the addition of Class R and Institutional Class shares effective July 16, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
INTERNATIONAL VALUE FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

INTRINSIC VALUE FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/29/                        None         None       None            0.25
     Institutional Class                            None         None       None            None

INTRINSIC WORLD EQUITY FUND*

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/30/                        None         None       None            None

LARGE CAP APPRECIATION FUND/31/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

LARGE CAP CORE FUND*

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

LARGE CAP GROWTH FUND/32/

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

LARGE COMPANY CORE FUND/33/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

----------
/29/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Intrinsic Value Fund, effective on or about July 30, 2010.
/30/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Intrinsic World Equity Fund, effective on or about July 30, 2010.
/31/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund into the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/32/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Class C, Administrator Class and Institutional Class shares to the Large Cap Growth Fund, effective on or about July 30, 2010.
/33/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

LARGE COMPANY GROWTH FUND/34/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

LARGE COMPANY VALUE FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

MID CAP DISCIPLINED FUND/35/

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

MID CAP GROWTH FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

MINNESOTA MONEY MARKET FUND

     Class A                                        None         None       None            0.25
     Sweep Class/36/                                None         None       0.35            0.25

MINNESOTA TAX-FREE FUND

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

MODERATE BALANCED FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

----------
/34/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund into the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/35/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.
/36/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Minnesota Money Market Fund effective July 1, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
MONEY MARKET FUND/37/

     Class A                                        None         None       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         None       0.75            0.25
     Daily Class                                    None         None       0.25            0.25
     Investor Class                                 None         None       None            0.25
     Service Class                                  None         None       None            0.25

MUNICIPAL BOND FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

MUNICIPAL CASH MANAGEMENT MONEY MARKET FUND*

     Administrator Class/38/
     Institutional Class                            None         None       None            0.25
     Service Class                                  None         None       None            None
                                                    None         None       None            0.25

MUNICIPAL MONEY MARKET FUND/39/

     Class A                                        None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25
     Service Class                                  None         None       None            0.25
     Sweep Class                                    None         None       0.35            0.25

NATIONAL TAX-FREE MONEY MARKET FUND

     Class A                                        None         None       None            0.25
     Administrator Class                            None         None       None            0.10
     Institutional Class                            None         None       None            None
     Service Class                                  None         None       None            0.25
     Sweep Class/40/

NEW JERSEY MUNICIPAL MONEY MARKET FUND*

     Class A
     Service Class                                  None         None       None            0.25
     Sweep Class                                    None         None       None            0.25
                                                    None         None       0.35            0.25

NEW YORK MUNICIPAL MONEY MARKET FUND*

     Class A
     Service Class                                  None         None       None            0.25
     Sweep Class                                    None         None       None            0.25
                                                    None         None       0.35            0.25

NORTH CAROLINA TAX-FREE FUND*

     Class A                                        None         None       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Institutional Class                            None         None       None            None

----------
/37/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C, Service Class and Daily Class shares to the Money Market Fund effective July 1, 2010.
/38/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Municipal Cash Management Money Market Fund, effective on or about July 9, 2010.
/39/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Service Class and Sweep Class shares to the Municipal Money Market Fund effective July 1, 2010.
/40/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the National Tax-Free Money Market Fund effective July 1, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
OMEGA GROWTH FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Class R                                        None         None       0.25            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/41/                        None         None       None            None

OPPORTUNITY FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/42/                        None         None       None            None
     Investor Class                                 None         None       None            0.25

PENNSYLVANIA TAX-FREE FUND*

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Institutional Class                            None         None       None            None

PENNSYLVANIA MUNICIPAL MONEY MARKET FUND*

     Class A
     Service Class                                  None         None       None            0.25
     Sweep Class                                    None         None       None            0.25
                                                    None         None       0.35            0.25

PRECIOUS METALS FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/43/                        None         None       None            0.25
     Institutional Class                            None         None       None            None

PREMIER LARGE COMPANY GROWTH FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

PRIME INVESTMENT MONEY MARKET FUND

     Institutional Class                            None         None       None            None
     Service Class                                  None         None       None            0.25

SHORT DURATION GOVERNMENT BOND FUND

     Class A                                        3.00         0.50       None            0.25
     Class B                                        None         3.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

----------
/41/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Omega Growth Fund, effective on or about July 30, 2010.
/42/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Opportunity Fund, effective on or about July 30, 2010.
/43/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Precious Metals Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
SHORT-TERM BOND FUND

     Class A                                        3.00         0.50       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

SHORT-TERM HIGH YIELD BOND FUND

     Class A                                        3.00         0.50       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/44/                        None         None       None            0.25
     Investor Class                                 None         None       None            0.25

SHORT-TERM MUNICIPAL BOND FUND

     Class A                                        3.00         0.50       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/45/                        None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

SMALL CAP DISCIPLINED FUND/46/

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

SMALL CAP GROWTH FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

SMALL CAP VALUE FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/47/                        None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

SMALL COMPANY GROWTH FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

----------
/44/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term High Yield Bond Fund, effective on or about July 30, 2010.
/45/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term Municipal Bond Fund, effective on or about July 30, 2010.
/46/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.
/47/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Small Cap Value Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
SMALL COMPANY VALUE FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/48/                        None         None       None            None

SMALL/MID CAP CORE FUND*

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/49/

SMALL/MID CAP VALUE FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

SOCIAL SUSTAINABILITY FUND

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

SPECIALIZED FINANCIAL SERVICES FUND/50/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25

SPECIALIZED TECHNOLOGY FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/51/                        None         None       None            0.25
     Investor Class                                 None         None       None            0.25

SPECIAL SMALL CAP VALUE FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class/52/

----------
/48/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small Company Value Fund, effective on or about July 30, 2010.
/49/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small/Mid Cap Core Fund, effective on or about July 30, 2010.
/50/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/51/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Specialized Technology Fund, effective on or about July 30, 2010.
/52/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Special Small Cap Value Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
STABLE INCOME FUND/53/

     Class A                                        2.00         0.50       None            0.25
     Class B                                        None         1.50       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

STRATEGIC INCOME FUND/54/

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25

STRATEGIC LARGE CAP GROWTH FUND*

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Class R                                        None         None       0.25            0.25
     Administrator Class/55/                        None         None       None            0.25
     Institutional Class                            None         None       None            None

STRATEGIC MUNICIPAL BOND FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25

TARGET TODAY FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TARGET 2010 FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TARGET 2015 FUND

     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

----------
/53/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund into the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/54/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/55/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Strategic Large Cap Growth Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
TARGET 2020 FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TARGET 2025 FUND

     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TARGET 2030 FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TARGET 2035 FUND

     Administrator Class                            None         None        None           0.25
     Institutional Class                            None         None        None           None
     Investor Class                                 None         None        None           0.25

TARGET 2040 FUND

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TARGET 2045 FUND

     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TARGET 2050 FUND

     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

TOTAL RETURN BOND FUND

     Class A                                        4.50         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Class R/56/                                    None         None       0.25            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

----------
/56/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R shares to the Total Return Bond Fund effective July 9, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
TRADITIONAL SMALL CAP GROWTH FUND*/57/

     Class A                                        5.75         1.00       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None

TREASURY PLUS MONEY MARKET FUND

     Class A                                        None         None       None            0.25
     Administrator Class                            None         None       None            0.10
     Institutional Class                            None         None       None            None
     Service Class                                  None         None       None            0.25
     Sweep Class                                    None         None       0.35            0.25

ULTRA SHORT-TERM INCOME FUND

     Class A                                        2.00         None       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

     Class A                                        2.00         None       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/58/                        None         None       None            0.25
     Institutional Class                            None         None       None            None
     Investor Class                                 None         None       None            0.25

U.S. VALUE FUND/59/

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class                            None         None       None            0.25
     Investor Class                                 None         None       None            0.25

UTILITY & TELECOMMUNICATIONS FUND*

     Class A                                        5.75         1.00       None            0.25
     Class B                                        None         5.00       0.75            0.25
     Class C                                        None         1.00       0.75            0.25
     Administrator Class/60/                        None         None       None            0.25
     Institutional Class                            None         None       None            None

WISCONSIN TAX-FREE FUND

     Class A                                        None         None       None            0.25
     Class C                                        None         1.00       0.75            0.25
     Investor Class                                 None         None       None            0.25

----------
/57/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Traditional Small Cap Growth Fund, effective on or about July 30, 2010.
/58/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Ultra Short-Term Municipal Income Fund, effective on or about July 30, 2010.
/59/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/60/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Utility & Telecommunications Fund, effective on or about July 30, 2010.

                                                  MAXIMUM                                 MAXIMUM
FUNDS TRUST MULTI CLASS                        INITIAL SALES   MAXIMUM     MAXIMUM      SHAREHOLDER
FUNDS AND SHARE CLASSES                            CHARGE      CDSC+/-   12B-1 FEE**   SERVICING FEE
-----------------------                        -------------   -------   -----------   -------------
100% TREASURY MONEY MARKET FUND/61/

     Class A                                        None         None       None            0.25
     Administrator Class                            None         None       None            0.10
     Service Class                                  None         None       None            0.25
     Sweep Class                                    None         None       0.35            0.25

Appendix A amended:  March 26, 2010

+/- Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the California Limited-Term Tax-Free Fund, Intermediate Tax/AMT-Free Fund, Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Short-Term Municipal Bond Fund and Stable Income Fund) if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC). Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
** On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

----------
/61/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Sweep Class shares to the 100% Treasury Money Market Fund, effective on or about July 30, 2010.

                                   APPENDIX B

                                                                  CLASS-LEVEL
MULTI-CLASS FUNDS AND CLASSES                                 ADMINISTRATION FEE
-----------------------------                                 ------------------
MULTI-CLASS NON-MONEY MARKET/NON-FIXED INCOME FUNDS (OTHER THAN NEW SHELL FUND:
ASSET ALLOCATION FUND)

Class A, Class B, Class C and Class R/62/                            0.28%
Administrator Class                                                  0.10%
Institutional Class                                                  0.08%
Investor Class/63/                                                   0.38%

ASSET ALLOCATION FUND (NEW SHELL FUND)

Class A, Class B, Class C and Class R                                0.26%
Administrator Class                                                  0.10%

MULTI-CLASS FIXED INCOME (NON-MONEY MARKET) FUNDS

Class A, Class B, Class C and Class R/64/                            0.18%
Administrator Class                                                  0.10%
Institutional Class                                                  0.08%
Investor Class/65/                                                   0.23%

MULTI-CLASS MONEY MARKET FUNDS

Class A, Class B and Class C Shares                                  0.22%
Service Class Shares                                                 0.12%
Administrator Class Shares                                           0.10%
Institutional Class Shares                                           0.08%
Investor Class/66/                                                   0.34%
Select Class Shares                                                  0.04%
Sweep and Daily Shares                                               0.22%

Appendix B amended: May 26, 2010

----------
/62/ On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. The class level fee change of 0.28% to 0.26% is scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.
/63/ On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. The class level fee change of 0.38% to 0.33% is scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.
/64/ On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. The class level fee change of 0.18% to 0.16% is scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.
/65/ On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. The class level fee change of 0.23% to 0.19% is scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.
/66/ On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust approved certain administration fee changes. The class level fee change of 0.27% to 0.25% is scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010.


                                      A-18